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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 28, 2007


                               NATIONAL COAL CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          FLORIDA                   0-26509                     65-0601272
(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)              Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On February 28, 2007, we entered into Subscription Agreements (the "AGREEMENTS") with J-K Navigator Fund, L.P., and Steelhead Offshore, Ltd., two institutional investors and Daniel Roling, our chief executive officer (collectively, the "PURCHASERS"), pursuant to which we agreed to sell to the Purchasers in a private offering 3,000,000 shares of our common stock, par value $0.0001 per share (the "Common Stock"), for a purchase price of $4.65 per share. Dan Roling purchased 200,000 shares of our Common Stock and the two institutional investors purchased 2,800,000 shares of the Common Stock.

         In addition, pursuant to a Registration Rights Agreement with the Purchasers, dated as of February 28, 2007 (the "REGISTRATION RIGHTS AGREEMENT"), we granted the Purchasers certain registration rights with respect to all of the shares purchased in the offering by the Purchasers. As promptly as reasonably practicable, but in any event not later than April 30, 2007, we are required to prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 covering the resale of all of the registerable securities issued to the Purchasers. In addition, the Purchasers received certain piggyback registration and other registration rights pursuant to the Registration Rights Agreement.

         On March 2, 2007, we completed the offering and issued the 3,000,000 shares of our common stock to the Purchasers, for cash consideration of $13,950,000.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

         The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the securities issued in the private offering is hereby incorporated by reference. The securities issued pursuant to the above transactions were issued pursuant to Section 4(2) of the Securities Act, and the rules and regulations promulgated thereunder, including Rule 506 of Regulation D.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL COAL CORP.
                                       (Registrant)

Dated: March 6, 2007
                                       /s/ T. Michael Love
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                                       T. Michael Love
                                       Chief Financial Officer


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